UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2021 (June 2, 2021)

ISUN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Avenue D, Suite 10, Williston, Vermont 05495
(Address of Principal Executive Offices) (Zip Code)

(802) 658-3378
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ISUN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On June 2, 2021, Mr. Daniel Dus resigned from his position as a Member of the Board of Directors (the “Board”) of iSun, Inc. (the “Company”).

Election of New Director

On June 2, 2021, the Board of the Company appointed Mr. Andrew Matthy as a member of the Board, effective June 2, 2021. The Board determined that Ms. Matthy qualifies as “independent” in accordance with the published listing requirements of Nasdaq. Mr. Matthy has been appointed to the Company’s Compensation Committee and Audit Committee, and will serve as chair of the Company’s Nominating/Corporate Governance Committee.

Mr. Matthy has 17 years of experience in executive search covering renewable energy, decarbonization of corporates, transportation of electrification, and digital solutions. Currently, he is a Partner at Cipactil Partners and Enertech Search, where he is disrupting the executive search model and scaling platforms within private equity and venture capital-backed portfolios of companies. Previously, Mr. Matthy spent six years with Hobbs & Towne, working with high-profile clients - such as Brookfield Renewables and EDF Renewables, along with startups such as Chargepoint and Edison Energy - focusing on the intersection of energy and technology. His earlier career included eight years of recruiting with Ajilon Finance and as an independent consultant, focusing on staffing for corporate accounting.

Mr. Matthy will receive the standard compensation amounts payable to non-employee directors of the Board. Pursuant to these arrangements, commencing in June 2021, Mr. Matthy will be paid (i) an annual retainer in the amount of $36,000 for Board membership, inclusive of all Board meetings and committee meetings; (ii) an annual retainer in the amount of $5,000 for service as chair of the Nominating and Corporate Governance Committee; and (iii) a one-time grant of three thousand restricted shares of iSun Common Stock to vest proportionally over his term.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits

Number	Description

99.1	Press Release dated June 2, 2021 regarding the appointment of Andrew Matthy to the Board

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2021

iSun, Inc.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	Chief Executive Officer